As filed with the Securities and Exchange Commission on February 28, 2013
Registration Nos. 033-12179; 811-05040

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]

Pre-Effective Amendment No.	__

Post-Effective Amendment No.	35

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	38

(Check appropriate box or boxes)

TOTAL RETURN US TREASURY FUND, INC.
(Exact Name of Registrant as Specified in Charter)

666 Fifth Avenue, 11th Floor
New York, New York 10103
 (Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code:  (212) 446-5600

R. Alan Medaugh
666 Fifth Avenue, 11th Floor
New York, New York 10103

Copies to:

Edward J. Veilleux
EJV Financial Services LLC
5 Brook Farm Court
Hunt Valley, MD  21030
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/X /	on March 1, 2013 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/ /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ISI	International Strategy & Investment

ISI TOTAL RETURN
U.S. TREASURY FUND
(TRUSX)

A mutual fund with the investment objectives
of a high level of total return with relative
stability of principal and, secondarily, high
current income consistent with an investment
in securities issued by the U.S. Treasury.

The Securities and Exchange Commission
has neither approved nor disapproved these
securities nor has it passed upon the adequacy
of this Prospectus. Any representation to the
contrary is a criminal offense.

March 1, 2013

Total Return
U.S. Treasury Fund, Inc.

PROSPECTUS

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TABLE OF CONTENTS

Risk/Return Summary	3
Investment Objectives	3
Fees and Expenses	3
Principal Investment Strategies	3
Principal Risks	4
Performance Summary	4
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
The Fund’s Net Asset Value	7
How to Buy Shares	7
How to Redeem Shares	9
Telephone Transactions	10
Transactions Through Third Parties	10
Sales Charges	10
Dividends and Taxes	12
Investment Advisor	12
Other Service Providers	13
Financial Highlights	14

The Fund is managed by International
Strategy & Investment Inc. (the “Advisor”).

2

RISK/RETURN SUMMARY

Investment Objectives

The investment objectives of the Fund are to provide a high level of total return with relative stability of principal and, secondarily, high current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the ISI Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section on page 10 of this Prospectus and the “Distribution of Fund Shares” section on page 18 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.23%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.35%
Total Annual Fund Operating Expenses	0.83%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$382	$557	$747	$1,295

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses   or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities issued by the United States Treasury (“U.S. Treasury Securities”). The Fund will provide its shareholders with at least 60 days prior notice of any change in this investment policy. U.S. Treasury Securities include Treasury bills, notes and bonds as well as Treasury Inflation-Protected Securities (TIPs) and U.S. Treasuries issued without coupons (STRIPS). U.S. Treasury Securities are backed by the “full faith and credit” of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. The Fund invests only in U.S. Treasury Securities and repurchase agreements that are fully collateralized by U.S. Treasury Securities. Under the terms of a repurchase agreement,

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the Fund purchases U.S. Treasury Securities from a bank or broker-dealer, subject to an agreement that the bank or broker-dealer will repurchase the securities at an agreed upon time and price.

The Advisor buys and sells U.S. Treasury Securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, the Advisor will consider both yield and a security’s potential for capital appreciation resulting from possible changes in interest rates. The Fund’s average maturity will depend upon the Advisor’s assessment of both the relative yields available on securities with different maturities and future changes in interest rates. The Advisor may take full advantage of the entire range of maturities offered by U.S. Treasury Securities. If the market environment is defensive and rising interest rates are expected, the Fund may invest primarily in U.S. Treasury Securities with shorter-term maturities (under 5 years). Conversely, in an aggressive market environment of low inflation and declining interest rates, the Fund may invest primarily in U.S. Treasury Securities with longer-term maturities (20-30 years).

Principal Risks

The Fund may be suited for you if you are seeking high total return, but you also desire the safety of an investment in U.S. Treasury Securities.

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund’s share price will vary from day-to-day based upon changes in the price of the securities held by the Fund. The price of U.S. Treasury Securities will change in response to changes in general economic conditions and market factors, especially interest rate changes. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Some of the specific principal risks of investing in the Fund are listed below.

U.S. Treasury Security Risks

•
Interest Rate Risk. The value of the Fund’s shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The yields of U.S. Treasury Securities may be lower than the yields available from other types of fixed-income investments.

•
Maturity Risk. Longer-term U.S. Treasury Securities and STRIPS generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

Repurchase Agreement Risks

Repurchase agreements are subject to the risk of default or insolvency by the other party to the agreement, including possible delays or restrictions on the Fund’s ability to dispose of the underlying securities.

Management Risks

There can be no assurance that the Advisor’s analyses of economic conditions and its expectations regarding interest rate changes or that the portfolio strategies based on such analyses will be effective. There is no guarantee that the Fund will achieve its investment objectives.

Performance Summary

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the past ten calendar years. The impact of taxes and sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of broad measures of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-882-8585.

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Annual Total Returns

During the periods shown in the bar chart, the highest return for a quarter was 11.52% (quarter ended December 31, 2008) and the lowest return for a quarter was -3.54% (quarter ended December 31, 2010).

Average Annual Total Returns for Periods Ended December 31, 2012

The table below shows how the Fund’s average annual total returns compare with those of the Barclays Capital Treasury Index, the Barclays Capital Intermediate Treasury Index and the Barclays Capital Long-Term Treasury Index. The table also presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Return Before Taxes	-1.41%	4.53%	4.17%
Return After Taxes on Distributions	-2.35%	3.29%	2.70%
Return After Taxes on Distributions and Sale of Fund Shares	-0.64%	3.23%	2.73%
Barclays Capital Treasury Index (reflects no deduction for fees, expenses or taxes)	1.99%	5.40%	4.75%
Barclays Capital Intermediate Treasury Index *	1.71%	4.61%	4.09%
Barclays Capital Long-Term Treasury Index *	3.56%	9.71%	7.65%

*
The Barclays Capital Intermediate Treasury Index and the Barclays Capital Long-Term Treasury Index are reflective of the performance of intermediate and long-term U.S. Treasury Securities, respectively, and are included as additional comparative indices because the Fund may invest in the entire range of maturities offered by U.S. Treasury Securities. The average annual total returns for these indices reflect no deduction for fees, expenses or taxes.

Portfolio Management

International Strategy & Investment Inc. is the investment advisor of the Fund.

R. Alan Medaugh, Co-Founder and President of the Advisor, is primarily responsible for the day-to-day management of the Fund’s portfolio and has acted in this capacity since the Fund’s inception in 1988.

Purchase and Sale of Fund Shares

Minimum Initial Investment

The minimum initial investment is $5,000 which may be waived at the discretion of the Fund. The minimum for an individual retirement account (“IRA”), qualified retirement plan or within a wrap-fee account managed by your securities dealer or fund servicing agent is $1,000 which may be waived at the discretion of the Fund. At the Advisor’s or the Fund’s discretion, certain related accounts may be aggregated for purposes of meeting the minimum initial investment requirement. The minimum initial investment may also be waived or reduced for certain financial intermediaries that have entered into appropriate arrangements with the Fund or otherwise by the Fund in its discretion.

Minimum Subsequent Investment

 The minimum subsequent investment for shares of the Fund is $100 and the Adviser reserves the right to waive the minimum on subsequent investments.

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General Information

You may purchase or redeem (sell) shares of the Fund through your securities dealer or through any fund servicing agent on each day that the Fund is open for business. Transactions must be made through your securities dealer or fund servicing agent, unless the shares are registered in your name. If your Fund shares are registered in your name, transactions may be initiated by written request or by telephone. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call the Fund at 1-800-882-8585.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

When you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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THE FUND’S NET ASSET VALUE

The price you pay when you buy shares or receive when you redeem shares is based on the Fund’s net asset value per share. When you buy shares, the price you pay may be increased by a sales charge. See the section entitled “Sales Charges” for details on how and when this charge may or may not be imposed.

The net asset value of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact the Fund’s transfer agent (the “Transfer Agent”) to determine whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the Fund’s liabilities from its assets and dividing the result by the number of outstanding shares.

In valuing its assets, the Fund prices its investments at their market value. The Fund may value securities at fair value pursuant to procedures adopted by the Fund’s Board of Directors if market quotations are not readily available or are unreliable due to, among other things, the occurrence of events after the close of the markets on which the Fund’s securities primarily trade but before the time as of which the Fund calculates its net asset value.

You may buy or redeem shares on any day the Exchange is open for business (a “Business Day”). If your order is received by the Fund or its agents in proper form before the close of the Exchange, the price you pay or receive will be based on that day’s net asset value. If your order is received after the close of the Exchange, the price you pay or receive will be based on the net asset value determined on the next Business Day.

The Fund will accept purchase and sale orders even if the Exchange is closed, provided that the Federal Reserve Bank is open, the Treasury market is open and the Fund’s management believes there is adequate liquidity. You should contact your Fund Servicing Agent or Securities Dealer to ensure that it can process your transactions in a timely fashion. The Fund will not accept exchanges from other ISI Funds except on days when the Exchange is open.

The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES

You may buy shares through any securities dealer authorized to sell the Fund’s shares (“Securities Dealer”) and any financial institution that acts as a shareholder servicing agent on behalf of the Fund (“Fund Servicing Agent”). Send your check (along with a completed Application Form) to the Fund’s Transfer Agent in order to open an account. You may obtain an Application Form by calling the Transfer Agent at 1-800-882-8585 or by visiting the Fund’s website at www.isifunds.com, or in writing. Written requests should be sent to:

By Mail:

ISI Total Return U.S. Treasury Fund, Inc.
c/o State Street Transfer Agency
P.O. Box 5493
Boston, MA  02206

By Overnight:

ISI Total Return U.S. Treasury Fund, Inc.
c/o State Street Transfer Agency
200 Clarendon Street
Boston, MA  02116

It is the responsibility of your Securities Dealer or Fund Servicing Agent to transmit properly completed orders to the Transfer Agent in a timely manner.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, requests from any individual or group that the Fund, in its sole discretion, believes to be involved in frequent trading.

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Investment Minimums

Your initial investment must be at least $5,000 unless you are investing in an IRA, qualified retirement plan or within a wrap-fee account managed by your Securities Dealer or Fund Servicing Agent. Your initial investment may be as low as $1,000 if you are investing in an IRA, qualified retirement plan or within a wrap-fee account managed by your Securities Dealer or Fund Servicing Agent. The Fund reserves the right to change or reduce these minimums at its discretion. Subsequent investments must be at least $100. The Fund reserves the right to change or reduce these minimums at its discretion.

Dividend Reinvestment Plan

Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional shares of the Fund at the current net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds managed by the Advisor (each an “ISI Fund”). To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your Securities Dealer or your Fund Servicing Agent at least five days before the date on which the next dividend or distribution will be paid. Distributions will be treated in the same manner for income tax purposes whether received in cash, reinvested in additional shares of the Fund, or invested in shares of other ISI Funds.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account with the Fund, you will be asked to provide your name, address, date of birth, and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or your Securities Dealer or Fund Servicing Agent. If the Fund cannot obtain the required information within a time frame established in its sole discretion, your application will be rejected.

Once it is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated. The Fund will then attempt to verify your identity using the information you supply and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies. In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Such documents will be used solely to verify your identity and the Fund has no obligation to observe, monitor or enforce the terms of any such document.

The Fund will attempt to verify your identity within a time frame established in its sole discretion. If the Fund cannot do so, it reserves the right to close your account, redeem your shares at the net asset value next calculated after the Fund decides to close your account, and send you a check for the proceeds. If you paid for your purchase with a check, the Fund will not send you a check for the proceeds of the redemption until it has verified that your check has cleared. You may experience either a gain or loss on such redemption of your shares and you will be subject to any related taxes.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, it is possible that your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Limitations on Frequent Purchases and Redemptions

The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of the Fund’s shares. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund may interfere with the management of the Fund’s portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity occurring within a certain period. If short-term trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing frequent trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment. These restrictions apply uniformly among all shareholders.

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Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

HOW TO REDEEM SHARES

You may redeem all or part of your investment through your Securities Dealer or Fund Servicing Agent. Contact them for information on how to place your redemption order and how you will be paid. If your account is registered in your name (rather than in your Securities Dealer’s or Fund Servicing Agent’s name), you may also redeem shares by contacting the Transfer Agent. Redemptions through the Transfer Agent may be made by mail or, if you are redeeming $50,000 or less, by telephone. See the section entitled “Telephone Transactions” for more information on this method of redemption. Under normal circumstances, the Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may take up to 15 calendar days.

Your Securities Dealer, your Fund Servicing Agent or the Transfer Agent may require specific documents, such as those listed below, before they redeem your shares.

1)
A letter of instruction specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2)
In certain circumstances, a guarantee of your signature. These circumstances include: a change in ownership of your account; a change in your address within the past 30 days; a request to mail a check to an owner, bank account or address other than that stated on your Application Form; or a redemption request of more than $50,000. Your signature guarantee must be obtained from a bank or Securities Dealer that participates in the STAMP Medallion Program. Your signature can not be guaranteed by a notary.

3)	Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4)	Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you are entitled to a dividend and you have redeemed all of your shares prior to the payable date, the dividend will be paid to you in cash, whether or not that is the payment option you have selected. Redemption proceeds may not be available until your check has cleared or up to 15 days, whichever is earlier.

Small Accounts. If you redeem sufficient shares to reduce your investment to $3,500 or less, the Fund may redeem your remaining shares and close your account after giving you 60 days’ notice. This does not currently apply to shares held in an IRA or qualified retirement plan or shares held within a wrap-fee account managed by a Securities Dealer or Fund Servicing Agent.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in kind” usually occur when the amount to be redeemed is large enough to affect the Fund’s operations (for example, if it represents more than 1% of the Fund’s assets).

Systematic Withdrawal Plan. If you own shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund’s Systematic Withdrawal Plan. Each redemption under this plan involves all of the tax implications normally associated with Fund redemptions. Contact your Securities Dealer, your Fund Servicing Agent or the Transfer Agent for information on this plan.

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TELEPHONE TRANSACTIONS

If your shares are registered in your name, you may redeem them (in an amount up to $50,000) or exchange them for shares of another ISI Fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

During periods of significant economic or market volatility, you may experience difficulty contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

TRANSACTIONS THROUGH THIRD PARTIES

The policies and fees (other than sales charges) charged by your Securities Dealer or Fund Servicing Agent may be different than those of the Fund. These financial institutions may charge transaction fees and may have different minimum investment requirements or different limitations on buying or selling shares. These institutions may designate intermediaries to accept purchase and sales orders on behalf of the Fund. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your Securities Dealer or Fund Servicing Agent for more information.

The Advisor or its affiliates may enter into arrangements with a Securities Dealer or Fund Servicing Agent under which the Advisor, at its own expense, will pay the financial institution a fee for providing distribution related services and/or performing certain administrative servicing functions (such as sub-transfer agency, recordkeeping or shareholder communication services) for the benefit of Fund shareholders. The Fund may also directly compensate a Securities Dealer or Fund Servicing Agent (if approved by the Board) for providing administrative servicing functions for the benefit of Fund shareholders. Payments by the Advisor or an affiliate out of its own resources that create an incentive for these financial institutions to sell shares of the Fund and/or to promote retention of customer assets in the Fund are sometimes referred to as “revenue sharing” (see the Fund’s Statement of Additional Information (“SAI”) for additional details).

SALES CHARGES

Purchase Price

The price you pay to buy shares is the offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of the sales charge included in your purchase price will be according to the following schedule:

	Sales Charge as % of
Amount of Purchase	Offering Price	Net Amount Invested
Less than $100,000	3.00%	3.09%
$100,000 - $249,999	2.50%	2.56%
$250,000 - $499,999	2.00%	2.04%
$500,000 - $999,999	1.50%	1.52%
$1,000,000 - $1,999,999	0.75%	0.76%
$2,000,000 - $2,999,999	0.50%	0.50%
$3,000,000 and over	None	None

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The sales charge you pay on a purchase of shares may be reduced or eliminated if you qualify under the rights of accumulation plan, letter of intent or under any of the circumstances described under “Purchases at Net Asset Value” below.

Rights of Accumulation. If you are purchasing additional shares of the Fund or Class A shares of Managed Municipal Fund, Inc., shares of ISI Strategy Fund, Inc., or Class A Shares of North American Government Bond Fund, Inc., you may combine the value of your purchase with the value of your existing investments and those of your spouse and your children under the age of 21 to determine whether you qualify for a reduced sales charge. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

To be entitled to a reduced sales charge based on the shares you already own, you must ask for the reduction at the time of purchase. The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent. If you anticipate making additional purchases of shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent indicating the total value of your anticipated purchases and your intention to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to your combined intended purchases. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Calculating Your Sales Charge. The transaction processing procedures maintained by certain financial institutions through which you can purchase shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under rights of accumulation or letters of intent. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to identify account assets that qualify for a reduced sales charge under rights of accumulation or letters of intent.

Purchases at Net Asset Value. You may buy shares without paying a sales charge under the following circumstances:

1)	If you are reinvesting some or all of the proceeds of a redemption of shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2)	If you are exchanging an investment in another ISI Fund for an investment in the Fund (see “Purchases by Exchange” below for a description of the conditions).

3)
If you are a current or retired Director or Officer of this or any other ISI Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund’s administrator, or a broker-dealer authorized to sell shares of the Fund.

4)
If you purchase shares in a fiduciary or advisory account through a bank, bank trust department, registered investment advisor, financial planner or Securities Dealer. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your Securities Dealer or Fund Servicing Agent if you buy shares in this manner.

Sales charge information regarding the Fund is available on the Fund’s website at www.isifunds.com. Additional information about sales charges is in the Fund’s SAI.

Purchases by Exchange

You may exchange shares of the Fund for an equal dollar amount of shares of Class A shares of Managed Municipal Fund, Inc., shares of ISI Strategy Fund, Inc. or Class A shares of North American Government Bond Fund, Inc. without payment of the sales charges described above or any other charge. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days’ notice.

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You may request an exchange through your Securities Dealer or Fund Servicing Agent. Contact them for details on how to enter your order. If your shares are registered in your name, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

An exchange of shares of the Fund for shares of a different ISI Fund is generally a taxable event.

Redemption Price

The price you receive when you redeem shares will be the net asset value per share.

Distribution and Shareholder Service Plan

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay distribution and other fees for the sale of its shares and for shareholder services provided by your Securities Dealer or Fund Servicing Agent. The Fund pays an annual distribution/shareholder service fee equal to 0.25% of its average daily net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES

Dividends and Distributions

The Fund’s policy is to distribute to shareholders substantially all of its estimated net investment income and short-term capital gains in the form of dividends that are declared daily and paid monthly at a rate approved by the Fund’s Board of Directors and to distribute net realized long-term capital gains at least annually. To the extent that the Fund’s net investment income and short-term capital gains are less than the approved fixed dividend rate, some of those dividends may be deemed to be paid from long-term capital gains or treated as a return of shareholder capital.

Certain Federal Income Tax Consequences

The following summary is based on current tax laws, which may change.

The Fund expects that its distributions will primarily consist of ordinary income and capital gains. The Fund will distribute substantially all of its net investment income monthly and net realized capital gains at least annually. Dividends and distributions may be subject to federal, state, local and foreign taxation, depending upon your tax situation, whether you receive them in cash, reinvest them in additional shares of the Fund, or invest them in shares of other ISI Funds. Income dividends and short-term capital gains distributions are generally taxed at ordinary income tax rates. Long-term capital gains distributions are generally taxed at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of Fund shares, including an exchange of Fund shares for shares of a different ISI Fund, is generally a taxable event.

More information about taxes is in the SAI. Please contact your tax advisor regarding your specific questions about federal, state, local and foreign income taxes.

INVESTMENT ADVISOR

International Strategy & Investment Inc., the Fund’s investment advisor, is located at 666 Fifth Avenue, 11th Floor, New York, NY 10103. The Advisor is also the investment advisor to ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. These funds, together with the Fund, had approximately $406 million in net assets as of December 31, 2012.

As compensation for its services during the fiscal year ended October 31, 2012, the Advisor received from the Fund a fee equal to 0.23% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.20% of the first $100 million of the Fund’s average daily net assets, 0.18% of the next $100 million of such assets, 0.16% of the next $100 million of such assets, 0.14% of the next $100 million of such assets, and 0.12% of such assets over $500 million. In addition, the Fund pays the Advisor 1.50% of the Fund’s gross interest income.

12

The continuance of the Investment Advisory Agreement with the Advisor was most recently approved by the Fund’s Board of Directors on September 24, 2012. A discussion summarizing the basis on which the Board of Directors approved the continuance of the Investment Advisory Agreement is included in the Fund’s annual report for the year ended October 31, 2012.

Portfolio Management

R. Alan Medaugh, President and a Director of the Fund and President of the Advisor, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Medaugh co-founded the Advisor with Edward S. Hyman in 1991. Before joining the Advisor, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and, prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

Mr. Hyman, Senior Economic Advisor of the Fund and Chairman of the Advisor, is responsible for developing the forecasts and economic analyses on which the selection of investments in the Fund’s portfolio of U.S. Treasury Securities is based. Before joining the Advisor, Mr. Hyman was vice chairman and a Board member of C.J. Lawrence Inc. and, prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to the Advisor’s private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as a “first team” economist, which is its highest rating, in each of the last 33 years.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares.

OTHER SERVICE PROVIDERS

International Strategy & Investment Group LLC (formerly International Strategy & Investment Group, Inc.), 666 Fifth Avenue, 11th Floor, New York, NY 10103, is the principal underwriter of the Fund.

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, is the Fund’s administrator, transfer and dividend disbursing agent, fund accountant and custodian.

13

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended October 31, 2012 has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, is included in the October 31, 2012 annual report, which is available upon request.

14

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.38	$10.09	$10.11	$9.59	$9.50

Income from investment operations:
Net investment income(a)	0.11	0.15	0.15	0.17	0.28
Net realized and unrealized gains on investments	0.23	0.33	0.50	0.70	0.16
Total from investment operations	0.34	0.48	0.65	0.87	0.44

Less distributions:
Dividends from net investment income	(0.11)	(0.15)	(0.15)	(0.17)	(0.28)
Distributions from net realized gains	(0.23)	(0.04)	(0.52)	(0.18)	(0.07)
Total distributions	(0.34)	(0.19)	(0.67)	(0.35)	(0.35)

Net asset value at end of year	$10.38	$10.38	$10.09	$10.11	$9.59

TOTAL RETURN(b)	3.28%	4.87%	6.85%	9.05%	4.61%

Net assets at end of year (000's)	$77,834	$85,494	$97,793	$112,295	$119,973

Ratio of expenses to average net assets	0.83%	0.84%	0.82%	0.80%	0.79%

Ratio of net investment income to average net assets	1.05%	1.50%	1.49%	1.68%	2.86%

Portfolio turnover rate	52%	51%	44%	109%	70%

(a)	Calculated using the average shares outstanding for the year.
(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect initial sales charges, the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

ISI TOTAL RETURN U.S. TREASURY FUND

Investment Advisor INTERNATIONAL STRATEGY & INVESTMENT INC. 666 Fifth Avenue, 11th Floor New York, NY 10103

Administrator STATE STREET BANK AND TRUST COMPANY One Lincoln Street Boston, MA 02111	Distributor INTERNATIONAL STRATEGY & INVESTMENT GROUP LLC 666 Fifth Avenue, 11th Floor New York, NY 10103 1-(800) 955-7175

Transfer Agent STATE STREET BANK AND TRUST COMPANY One Lincoln Street Boston, MA 02111 1-800-882-8585	Independent Registered Public Accounting Firm BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

Custodian STATE STREET BANK AND TRUST COMPANY One Lincoln Street Boston, MA 02111	Fund Counsel KRAMER LEVIN NAFTALIS & FRANKEL LLP 1177 Avenue of the Americas New York, NY 10036

16

ISI TOTAL RETURN
U.S. TREASURY FUND

You may obtain the following additional information about the Fund, free of charge, from your Securities Dealer or Fund Servicing Agent, by calling (800) 955-7175, or by visiting the Fund’s website at www.isifunds.com:

•  A statement of additional information (SAI) about the Fund that is incorporated by reference into and is legally part of this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

•  The Fund’s most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Call (202) 551-8090 to find out about the operation of the Public Reference Room). The EDGAR Database on the Commission’s Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520.

For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175, or your Securities Dealer or Fund Servicing Agent.

Investment Company Act File No. 811-05040

17

STATEMENT OF ADDITIONAL INFORMATION

TOTAL RETURN U.S. TREASURY FUND, INC.
(TRUSX)

666 Fifth Avenue, 11th Floor
New York, NY 10103

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED MARCH 1, 2013. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO, AND IS LEGALLY PART OF, THIS SAI. A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT, OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP LLC (FORMERLY INTERNATIONAL STRATEGY & INVESTMENT GROUP INC.), 666 FIFTH AVENUE, 11TH FLOOR, NEW YORK, NY 10103, (800) 955-7175.

Statement of Additional Information Dated March 1, 2013

for

ISI Total Return U.S. Treasury Fund

GENERAL INFORMATION AND HISTORY

Total Return U.S. Treasury Fund, Inc. (the “Fund”) is an open-end, diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the “SEC”), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers one class of shares: ISI Total Return U.S. Treasury Fund Shares (the “Shares”).

The Fund’s Prospectus contains important information concerning the Shares and may be obtained without charge from International Strategy & Investment Group LLC, the Fund's principal underwriter (“ISI Group” or the “Distributor”), at (800) 955-7175, or from securities dealers authorized to sell Shares (each a “Participating Dealer”). A Prospectus may also be obtained from financial institutions that are authorized to act as shareholder servicing agents (each a “Shareholder Servicing Agent”).  Some of the information required to be included in this Statement of Additional Information (“SAI”) is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information about the Fund and its business that is contained elsewhere in the Fund’s registration statement filed with the SEC. Copies of the registration statement as filed may be obtained from the SEC by paying a duplicating charge or by visiting the SEC website at http://www.sec.gov.

The Fund was incorporated under the laws of the State of Maryland on June 3, 1988. The Fund’s registration statement was filed with the SEC registering the Fund as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its Shares under the Securities Act of 1933, as amended. The Fund commenced operations on August 10, 1988.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to a notice of eligibility filed with the National Futures Association.

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives are to seek to achieve a high level of total return with relative stability of principal and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury (“U.S. Treasury Securities”). The Fund's investment objectives and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This SAI also describes other investment practices in which the Fund may engage.

Except as specifically identified under “Investment Restrictions,” the investment policies described in this SAI are not fundamental, and the Fund’s Board of Directors (the “Board” or “Directors”) may change such policies without an affirmative vote of a majority of the outstanding Shares (as defined in the section “Capital Shares”). The Fund's investment objectives are fundamental, however, and may not be changed without such a vote.

STRIPS

The Fund may purchase STRIPS, which are U.S. Treasury Securities that do not pay interest currently but which are purchased at a discount and are payable in full at maturity. As with other debt securities, the value of STRIPS varies inversely with changes in interest rates. These price fluctuations may be greater with STRIPS than with other types of debt securities.

Repurchase Agreements

The Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The seller under a repurchase agreement provides collateral, which is held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's investment advisor (the “Advisor”). The list of approved banks and broker-dealers will be monitored regularly by the Advisor. The collateral is marked to the market daily and has a market value including accrued interest equal to at least 102% of the cost of the repurchase agreement. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

When-Issued Securities

The Fund may purchase U.S. Treasury Securities at their current market value on a “when-issued” basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment.  The Fund will establish a segregated account with its custodian consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of its when-issued commitments.  Additional cash or U.S. Treasury Securities will be added to the account when necessary.  While the Fund will purchase U.S. Treasury Securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action.  The U.S. Treasury Securities so purchased or sold are subject to market fluctuation and no interest accrues to the Fund during this period. At the time the Fund makes the commitment to purchase or sell U.S. Treasury Securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value.  At the time of delivery of the U.S. Treasury Securities, their value may be more or less than the purchase or sale price.  The Fund will ordinarily invest no more than 40% of its net assets at any time in U.S. Treasury Securities purchased on a when-issued basis.

INVESTMENT RESTRICTIONS

The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund’s Prospectus and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1.
Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

2.	Invest 25% or more of the value of its total assets in any one industry (U.S. Treasury Securities are not considered to represent an industry);

3.	Invest more than 5% of its total assets in the securities of any single issuer (the U.S. government is not considered an issuer for this purpose);

4.	Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer;

5.	Invest in real estate or mortgages on real estate;

6.	Purchase or sell commodities or commodities contracts or futures contracts;

7.	Act as an underwriter of securities within the meaning of the Federal securities laws;

8.	Issue senior securities;

9.	Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements in accordance with its investment objectives and policies;

10.	Effect short sales of securities;

11.	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

12.	Purchase participations or other interests in oil, gas or other mineral exploration or development programs;

13.	Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

14.	Invest in shares of any other investment company registered under the 1940 Act;

15.
Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than 0.5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

16.	Invest in companies for the purpose of exercising management or control;

17.	Invest in puts or calls or any combination thereof;

18.
Purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.

The following investment restriction is non-fundamental and may be changed by a vote of the majority of the Board.  The Fund will not:

1.	Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

VALUATION OF SHARES AND REDEMPTIONS

Valuation of Shares

The Fund’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day that the Exchange is open for business. The Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund or its agents will accept purchase and sale orders even if the Exchange is closed, provided that the “Fed wire” (Federal Reserve Wire Network) is open, the Treasury market is open and the Fund’s management believes there is adequate liquidity.  You should contact your agent to insure that your transactions can be processed in a timely fashion.  The Fund will not accept exchanges from other ISI funds except on days when the Exchange is open.

The Fund or its agents may enter into agreements that allow a third party, as agent for the Fund, to transmit orders from its customers after the Fund's close of business. So long as a third party receives an order prior to the close of the Exchange, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These “late day” agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

Redemptions

The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund may make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described above under “Valuation of Shares” and such valuation will be made as of the same time the redemption price is determined.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

Anti-Money Laundering Program

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law.  The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.  If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FEDERAL TAX CONSIDERATIONS

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state, local and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect.

Qualification as Regulated Investment Company

The Fund intends to qualify for and elects to be treated as a “regulated investment company” (“RIC”) as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, certain other related income, including, generally, certain gains from options, futures and forward contracts, and net income derived from interests in “qualified publicly traded partnerships”; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business, or the securities of one or more “qualified publicly traded partnerships”.

In addition to the requirements described above, in order to qualify for favorable tax treatment as a RIC, the Fund must distribute on a timely basis at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders (the “Distribution Requirement”). If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

The Fund may invest in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities may be deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

Although the Fund intends to distribute substantially all of its investment company taxable income and capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.   Capital losses may be carried forward  indefinitely, subject to the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

 If the Fund fails to qualify as a RIC or to meet the Distribution Requirement for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders and may be treated as qualified dividends for non-corporate shareholders.  The Fund may, in certain cases, be able to avoid losing its status as a RIC by timely providing notice to the Internal Revenue Service (the “IRS”) of its failure, curing such failure and possibly paying an additional tax or penalty.

Federal Excise Tax

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on the excess of the required distribution over the amount distributed. For this purpose, the Fund will be deemed to have distributed any income or gain on which it paid federal income tax.  The Fund intends to make sufficient distributions to avoid imposition of this tax or to retain, at most, its net capital gains and pay tax thereon.

Fund Distributions

Distributions of investment company taxable income are generally taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you reinvest them in additional Shares of the Fund or shares of another ISI Fund, to the extent of the Fund’s earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon.  If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as a long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your Shares by an amount equal to the deemed distribution less the tax credit.

If the net asset value at the time you purchase Shares reflects undistributed investment company taxable income or realized capital gains, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as return of capital to the extent of the tax basis in your Shares.  Any excess will be treated as gain from the sale of those Shares.  You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.  If prior distributions made by the Fund must be re-characterized as non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund’s investment policies, they will be identified as such in notices sent to shareholders.

Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of Shares is generally a taxable event.  Generally, any gain or loss on the sale, exchange or redemption of Shares will be a capital gain or loss that will be long-term if you have held the Shares for more than one year and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of Shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distribution you received with respect to such Shares (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) Shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

If you (1) incur a sales load in acquiring Shares, (2) dispose of such Shares less than 91 days after they are acquired and (3) subsequently acquire shares of another ISI Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the Shares disposed of, then the sales load on the Shares disposed of (to the extent of the reduction in the sales load on the Shares subsequently acquired) shall not be taken into account in determining gain or loss on such Shares but shall be treated as incurred on the acquisition of the subsequently acquired Shares.

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on the Shares and the proceeds from a sale or other disposition of Shares.

In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at the applicable rate on such payments if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the IRS, or (3) have failed to certify to the Fund that you are not subject to backup withholding.

Basis Reporting

The Fund must report to the IRS and furnish to Fund shareholders basis information for Shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Shares, the Fund will also be required to report the basis information for such Shares and indicate whether these Shares had a short-term or long-term holding period. For each sale of Shares, the Fund will permit shareholders to elect from among several IRS-accepted basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default basis method. The basis method elected by the Fund shareholder (or the basis method applied by default) for each sale of Shares may not be changed after the settlement date of each such sale. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis method for their tax situation and to obtain more information about how the basis reporting requirements apply to them.

Tax on Net Investment Income

For taxable years beginning after December 31, 2012, an additional 3.8% tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from the sale, exchange, redemption or other taxable disposition of Shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Other Taxes

Depending upon foreign, state and local law, distributions by the Fund and the ownership of Shares may be subject to foreign, state and local taxes.  Rules of foreign, state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other tax rules affecting an investment in the Fund.

Foreign Shareholders

Under U.S. tax law, taxation of a shareholder who is a foreign person (including, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business.

Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30% provided the Fund obtains a properly completed and signed Certificate of Foreign Status.  The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund.  Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

This withholding would not apply to amounts properly designated by the Fund as an “interest-related dividend” or a “short-term capital gain dividend” paid with respect to taxable years beginning before 2014.  The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income.  The aggregate amount treated as a “short-term capital gain dividend” is generally limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss.  In order to qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form).

A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gain dividends, undistributed capital gains and gains from the sale or exchange of shares will be subject to a 30% U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, any distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will generally be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a foreign shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A foreign shareholder other than a corporation may be subject to backup withholding on net capital gain distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether such withholding is required.

The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the IRS with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

MANAGEMENT OF THE FUND

The overall business and affairs of the Fund is managed by its Board.  The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund’s agreements with its investment advisor, administrator, distributor, custodian and transfer agent.  The Board and the Fund’s officers are responsible for managing the Fund’s affairs and for exercising the Fund’s powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. The day-to-day operations of the Fund are delegated to the Fund's officers, the Advisor, the Distributor and the Fund's administrator.  Seventy-five percent of the Directors of the Fund have no affiliation with the Advisor, the Distributor or the Fund's administrator.  Each Director and officer holds office until he resigns, is removed or a successor is elected and qualified.

Directors and Officers

The following information is provided for each Director and officer of the Fund.  The first section of the table lists information for each Director who is not an “interested person” of the Fund (as defined in the 1940 Act) (an “Independent Director”).  The second section of the table lists information for each Director who is considered to be an “interested person” (an “Interested Director”), as the term is defined under the 1940 Act.  Unless otherwise indicated, the address of each Director and officer is ISI Inc., 666 Fifth Avenue, 11th Floor, New York, NY 10103.

Name, Age and Address	Position with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held By Director for the Past Five Years
Independent Directors:
W. Murray Jacques (age 76)	Director; Chairman of Compensation Committee; Member of Audit and Compliance Committee and Nominating Committee	Since 2002	President of WMJ Consulting, LLC (real estate investment management company) (1999 to present); formerly, Principal of CM Coastal Development, LLC (real estate development) (2002 to 2006); Member of FLJ Design, LLC (jewelry design) (2005 to present)	4	None
Louis E. Levy (age 80)	Director and Chairman of the Board of Directors; Member of Nominating Committee and Compensation Committee; Member of Audit and Compliance Committee	Since 1994	Retired Partner, KPMG Peat Marwick, (retired 1990); Scudder Group of Mutual Funds (retired 2005)	4	None

Name, Age and Address	Position with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held By Director for the Past Five Years
Edward A. Kuczmarski (age 63)	Chairman of Audit and Compliance Committee Member of Audit and Compliance Committee Director; Chairman of Nominating Committee; Member of Compensation Committee	Since 11/2010 2007-11/2010 Since 2007	Certified Public Accountant and Partner of Crowe Horwath LLP (accounting firm) (1980-present)	4	Board Member of Reich & Tang Funds; Trustee of Empire Builder Tax Free Bond Fund; Board Member of Brookfield Investment Management Funds
Interested Director*
R. Alan Medaugh (age 69)	Director and President	Director since 2007; President since 1991	President of International Strategy & Investment Inc. (registered investment advisor) (1991 to present); Director of International Strategy & Investment Group LLC (registered broker-dealer) (1991 to present)	4	None

*	Mr. Medaugh is deemed to be an Interested Director, as defined in the 1940 Act, because he is President of the Advisor and a Director of the Distributor.

Name, Age and Address	Position with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years
Officers:
Nancy R. Lazar (age 55)	Vice President	Since 1997
Vice Chairman, Assistant Treasurer, and Secretary of International Strategy & Investment Inc. (registered investment advisor) (1991 to present); Vice Chairman, Assistant Treasurer and Secretary of International Strategy & Investment Group LLC (registered broker-dealer) (1991 to present)

Carrie L. Butler (age 45)	Vice President	Since 1991	Managing Director of International Strategy & Investment Inc. (registered investment advisor) (2000 to present)
Edward J. Veilleux 5 Brook Farm Court Hunt Valley, MD 21030 (age 69)	Vice President and Chief Compliance Officer	Vice President since 1992; Chief Compliance Officer since 2008
President, EJV Financial Services, LLC (mutual fund consulting company) (2002 to present); officer of various investment companies for which EJV Financial Services provides consulting and compliance services

Name, Age and Address	Position with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years
Officers:
Stephen V. Killorin (age 59)	Chief Financial Officer, Treasurer and Vice President	Vice President since 2002; Chief Financial Officer since 2005; and Treasurer 2005-2008 and August 2010 to present
Executive Managing Director and Chief Financial Officer of International Strategy & Investment Inc. (registered investment advisor) (2000 to present); Executive Managing Director and Chief Financial Officer of International Strategy & Investment Group LLC (registered broker-dealer) (2000 to present); Vice President of the Funds since 2002; Treasurer of the Funds (2005-2008 and August 2010 to present); Chief Financial Officer of the Funds since 2005; formerly Chief Compliance Officer of the Funds (until April 2008)

Margaret M. Beeler (age 46)	Vice President and Secretary	Vice President since 1996; Secretary since 2004	Managing Director of International Strategy & Investment Inc. (registered investment advisor) (2004 to present)
Heena Dhruv (age 36)	Assistant Vice President	Since 2005
Managing Director of International Strategy & Investment Inc. (registered investment advisor) (2005 to present); formerly, Associate Managing Director of International Strategy & Investment Inc. (January 2003 to July 2005)

Joseph C. Viselli (age 48)	Assistant Treasurer	Since 2012
Vice President, State Street Bank and Trust Company (1997 to present); Director of Fund Administration, First Data Investor Services Group, Inc. (1992 to 1997); Senior Auditor Price Waterhouse (1988-1992)

David James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 (age 42)	Assistant Secretary	Since 2010
Vice President and Managing Counsel, State Street Bank and Trust Company (fund administrator, transfer agent and custodian) (2009 to present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. 2006 to 2009; Assistant Vice President and Counsel, State Street Bank and Trust Company, October 2000 to December 2004 and was retired in 2005; and officer of various investment companies for which State Street provides mutual fund administrative services

Francine S. Hayes 4 Copley Place, 5th Floor Boston, MA 02116 (age 45)	Assistant Secretary	Since 2012	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004)

            Directors and officers of the Fund are also directors and officers of all of the other investment companies in the ISI Fund Complex advised by the Advisor or its affiliates. There are currently four funds within the ISI Family of Funds which include the Fund, North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and ISI Strategy Fund, Inc (each an “ISI Fund” and together, the “ISI Funds”). Each of the above named persons serves in the capacity noted above for each ISI Fund within the ISI Fund Complex.

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to his continued service as a Director of the Fund in light of the Fund’s business and structure.  In addition to a demonstrated record of business and/or professional accomplishment, most of the Directors have served on boards for organizations other than the Fund, and have served on the Board for a number of years.  They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund and have demonstrated a commitment to discharging oversight duties as Directors in the interests of the Fund’s shareholders.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is reviewed.  In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as Directors of the Fund.

In addition to the information provided in the charts above, certain additional information regarding the Directors and their Director Attributes is provided below.  The information is not all-inclusive.  Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and to demonstrate commitment to shareholder interests.

Mr. Jacques has experience as a consultant and understands the various aspects and challenges involved in running a corporation.  Mr. Jacques has served for many years as a senior executive of WMJ Consulting, LLC, including as President, and as a principal of a real estate development company.  Mr. Jacques’ experience in these roles has exposed him to many of the business challenges which any business will face.  Mr. Jacques has over 11 years of experience and currently serves on the boards of directors of the ISI Funds and therefore understands the regulation, management and oversight of mutual funds.

Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant.  Mr. Kuczmarski also currently serves on the boards of directors of the ISI Funds and as a director of other mutual funds.  In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Mr. Kuczmarski has over 29 years of experience having served on the boards of directors of other funds and therefore understands the regulation, management and oversight of mutual funds.

Mr. Levy has financial accounting experience as a former partner of KPMG Peat Marwick.  Mr. Levy also has extensive experience as a director for public companies and also served as a director of another group of mutual funds.  In serving on these boards, Mr. Levy has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Mr. Levy  has over 19 years of experience and currently serves on the boards of directors of the ISI Funds and therefore understands the regulation, management and oversight of mutual funds.

Mr. Medaugh is President of the Advisor.  Mr. Medaugh has intimate knowledge of the Advisor and the Fund, its operations, personnel and financial resources.  His position of responsibility at the Advisor, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.  Mr. Medaugh has 6 years of experience and currently serves on the board of directors of the ISI Funds and therefore understands the regulation, management and oversight of mutual funds.

Leadership Structure and Risk Management Oversight

The Board has chosen to select different individuals as Chairman of the Board, Chairman of the Audit and Compliance Committee of the ISI Funds and as President of the ISI Funds. Currently, Mr. Levy, an Independent Director, serves as Chairman of the Board, Mr. Kuczmarski, an Independent Director, serves as Chairman of the Audit and Compliance Committee and Mr. Medaugh, an Interested Director and employee of the Advisor, serves as President of the ISI Funds. The Board believes that this leadership structure is appropriate, since Mr. Medaugh provides the Board with insight regarding the ISI Funds’ day-to-day management, while Mr. Levy and Mr. Kuczmarski each provide an independent perspective on the ISI Funds’ overall operation.

The Board has delegated management of the ISI Funds to service providers who are responsible for the day-to-day management of risks applicable to the ISI Funds. The Board oversees risk management for the ISI Funds in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the ISI Funds, detailing the results of the ISI Funds’ compliance with their Board-adopted policies and procedures, the investment policies and limitations of the ISI Funds, and applicable provisions of the federal securities laws and the Code. As needed, the Advisor discusses management issues with respect to the ISI Funds with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the ISI Funds. The Audit Committees consists of Messrs. Levy, Jacques and Kuczmarski.  All members of the Audit

Committees are Independent Directors. The Audit Committee also receives reports on various aspects of risk that might affect the ISI Funds and offers advice to management, as appropriate. The Directors also meet in executive session with Independent counsel, counsel to the ISI Funds, the chief compliance officer and Independent Auditors and representatives of management, as needed. Through these regular reports and interactions, the Board oversees risk management issues for the ISI Funds, which are effected on a day-to-day basis by service providers to the ISI Funds.

Director Ownership in the ISI Funds

Name of Director	Dollar Range of Beneficial Ownership as of December 31, 2012 in the Fund (1)(2)	Aggregate Dollar Range of Ownership as of December 31, 2012 in all Funds Overseen by Director in the ISI Fund Complex (1) (2)
Independent Directors:
W. Murray Jacques	$10,001 – $50,000	$10,001 – $50,000
Louis E. Levy	None	$50,001 – $100,000
Edward A. Kuczmarski	None	$10,001 – $50,000
Interested Director:
R. Alan Medaugh	None	Over $100,000

(1)
Securities beneficially owned as defined under the Securities Exchange Act of 1934 include securities in which the Director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the Director can exert voting power or has authority to sell.

(2)
The dollar ranges are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, and over $100,000.  The ISI Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

Ownership of Securities of the Advisor and Related Companies

As reported to the Fund, as of December 31, 2012 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisor, the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor.

Compensation of Directors and Officers

Officers of the Fund receive no direct remuneration in such capacity from the Fund, except the Fund pays fees for the services of its Chief Compliance Officer. Officers and Directors of the Fund who are officers or directors of the Advisor, the Distributor, the administrator or other service providers of the Fund may be considered to have received remuneration indirectly.  For the calendar year ended December 31, 2011, as compensation for his services, each Independent Director received a retainer and meeting fees (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from the ISI Fund Complex.  Effective January 1, 2012, as compensation for his service, each Independent Director receives a retainer (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from the ISI Fund Complex. Payment of such fees and expenses is allocated amongst all of the ISI Funds in the ISI Fund Complex in direct proportion to their relative net assets.

The following table shows the aggregate compensation paid to each of the Fund's Directors by the Fund and by the ISI Fund Complex during the fiscal year ended October 31, 2012.

Name of Director	Aggregate Compensation from the Fund Paid to Directors	Total Compensation from the Fund and ISI Fund Complex Paid to Directors
R. Alan Medaugh*	None	None
W. Murray Jacques	$4,131	$21,000 for service on 4 Boards in the ISI Fund Complex
Edward A. Kuczmarski	$4,524	$23,000 for service on 4 Boards in the ISI Fund Complex
Louis E. Levy	$4,918	$25,000 for service on 4 Boards in the ISI Fund Complex

* Director who is an “interested person” as defined in the 1940 Act.

Information Concerning Committees and Meetings of Directors

The Board met four times during the fiscal year ended October 31, 2012 and each Director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such Director served.

The Fund has an Audit Committee consisting of Messrs. Levy, Jacques and Kuczmarski.  All members of the Audit Committee are Independent Directors.  Mr. Kuczmarski serves as Chairman of the Audit Committee.  During the fiscal year ended October 31, 2012, the Audit Committee met four times.  In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of fund accounting, the Fund's system of control, the Fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial reports and audits of the Fund.  The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any independent registered public accounting firm employed by the Fund (including resolution of disagreements between management and the accountants regarding financial reporting).  The Audit Committee reviews and approves in advance any proposals by management of the Fund or the Advisor that the Fund, the Advisor, or their affiliated persons employ the Fund's independent registered public accounting firm to render "permissible non-audit services," as that term is defined in the rules and regulations of the SEC, and to consider whether such services are consistent with the independent registered public accounting firm’s independence.

The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Jacques and Kuczmarski.  All members of the Nominating Committee are Independent Directors.  The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Nominating Committee will not consider nominees recommended by shareholders.  The Nominating Committee did not meet during the fiscal year ended October 31, 2012.

The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Jacques and Kuczmarski.  All members of the Compensation Committee are Independent Directors.  The Compensation Committee is responsible for reviewing the compensation paid to the Independent Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors.  The Compensation Committee met once during the fiscal year ended October 31, 2012.

Code of Ethics

The Board has adopted a Code of Ethics for the Fund pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics permits access persons of the Fund to trade securities that may be purchased or held by the Fund in their own accounts, provided that the access persons comply with the provisions and reporting requirements of the Code of Ethics.

The Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1.  These Codes of Ethics permit access persons of the Fund who are employees of the Advisor and the Distributor to trade securities that may be purchased or held by the Fund in their own accounts, subject to compliance with reporting requirements.  In addition, these Codes of Ethics also provide for trading “blackout periods” that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions.  These Codes of Ethics prohibit short-term trading profits and personal investment in initial public offerings.  These Codes of Ethics require prior approval with respect to purchases of securities in private placements.

The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY SERVICES

ISI serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement dated as of April 1, 1991 (the "Advisory Agreement").

ISI is a registered investment advisor that was formed in January 1991.  ISI is owned by Messrs. Edward S. Hyman, the Fund’s Senior Economic Advisor, R. Alan Medaugh, the Fund's President and Director, and Nancy R. Lazar, a Vice President of the Fund.  Due to their stock ownership, Messrs. Hyman and Medaugh and Ms. Lazar may be deemed controlling persons of ISI.  The owners of ISI may directly or indirectly receive the benefits of the advisory fee paid to ISI.  ISI and ISI Group are also the advisor and principal underwriter, respectively, to each of the ISI Funds, each an open-end management investment company.  The ISI Funds had approximately $406 million of net assets as of December 31, 2012.

Under the Advisory Agreement, ISI: (1) formulates and implements continuing programs for the purchases and sales of securities, (2) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (3) provides the Board with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (4) obtains and evaluates economic, statistical and financial information pertinent to the Fund, and (5) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by ISI will at all times be subject to the policies and control of the Fund’s Board. ISI will not be liable to the Fund or its shareholders for any act or omission by ISI or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.  The services of ISI to the Fund are not exclusive and ISI is free to render similar services to others.

As compensation for its services, ISI is entitled to receive a fee from the Fund, calculated daily and paid monthly, at an annual rate of the average daily net assets of the Fund as follows:

Average Daily Net Assets	Incremental Advisory Fee (as a percentage of Average Daily Net Assets)
Less than $100,000,000	0.20%
$100,000,001 – $200,000,000	0.18%
$200,000,001 – $300,000,000	0.16%
$300,000,001 – $500,000,000	0.14%
$500,000,001 and over	0.12%

In addition, the Fund pays the Advisor 1.50% of the Fund's gross interest income.

Advisory fees paid by the Fund to ISI under the Advisory Agreement for the last three fiscal years were as follows:

Fiscal Years Ended October 31,
2012	2011	2010
$187,588	$204,465	$245,492

The Advisory Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors, at an in-person meeting called for such purpose, or by a vote of a majority of the outstanding Shares. The Fund or ISI may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Portfolio Manager

R. Alan Medaugh serves as portfolio manager and is responsible for the day-to-day management of the Fund.  The following table indicates the other accounts managed by the portfolio manager as of October 31, 2012.

Type of Account	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with an Advisory Fee Based on Performance	Total Assets of Accounts with an Advisory Fee Based on Performance
Registered Investment Companies:	3	$345,433,347	0	$0
Other Pooled Investment Vehicles:	4	$407,472,338	1	$6,981,846
Other Accounts:	0	$0	0	$0

As an owner of ISI, Mr. Medaugh receives an annual draw of ISI’s profits plus a bonus paid out of ISI’s net income.  The bonus is based on Mr. Medaugh’s ownership interest in ISI.  Mr. Medaugh’s overall compensation is therefore influenced by the value of assets of the Fund and the other funds in the ISI Fund Complex.

As of October 31, 2012, Mr. Medaugh did not own any Shares of the Fund.

ISI does not believe that material conflicts of interest arise as a result of the portfolio manager’s servicing of multiple accounts for the following reasons: (1) the management approach of ISI involves processes that help mitigate the evolvement of conflicts of interest between accounts, (2) the maintenance by ISI of portfolio allocation and best execution procedures, (3) the maintenance by ISI of a Code of Ethics that establishes standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund; and (4) the nature of the management fee, performance based or not, has no bearing on how ISI manages a client account.  If a material conflict of interest arises between the Fund and other accounts managed by the portfolio manager, ISI will proceed in a manner that ensures that the Fund will not be materially treated less favorably.

ADMINISTRATION, FUND ACCOUNTANT, CUSTODIAN AND TRANSFER AGENT SERVICES

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, is the administrator of the Fund pursuant to the terms of the Amended and Restated Master Administration Agreement (the “Master Administration Agreement”). Pursuant to the Master Administration Agreement, State Street is responsible for providing certain administrative services to the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. For the performance of these administrative services, not including Fund Accounting, Custody or Transfer Agent Services, the ISI Funds pay State Street an annual fee of $300,000. This fee is allocated amongst the ISI Funds based on the relative net assets of each ISI Fund.

Administration fees paid by the Fund to State Street for the past three fiscal years were as follows:

Fiscal Years Ended October 31,		For the period of August 9,
2012	2011	2010 to October 31, 2010
$58,635	$63,557	$16,833

State Street, One Lincoln Street, Boston, Massachusetts 02111, is custodian and fund accountant of the Fund’s investments pursuant to the terms of the Master Custodian Agreement.  As custodian, State Street is responsible for safeguarding and controlling the Fund’s cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund’s investments. State Street as fund accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of the Fund.

Custodian and fund accounting fees paid by the Fund to State Street for the past three fiscal years were as follows:

Fiscal Years Ended October 31,		For the period of August 9,
2012	2011	2010 to October 31, 2010
$46,929	$55,538	$11,338

Prior to August 9, 2010, the Northern Trust Company (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60675, served as custodian of the Fund’s investments.

State Street also serves as transfer agent and dividend disbursing agent for the Fund pursuant to the terms of the Transfer Agency and Service Agreement, as amended from time to time. State Street maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests which includes the issuance, transfer and redemption of shares, opening, maintenance and servicing of shareholder accounts and paying distributions to shareholders of record.  State Street is registered as a transfer agent with the SEC.

Prior to August 9, 2010, Ultimus Fund Solutions, LLC (“Ultimus”) was the Fund’s transfer agent and distribution paying agent.  Ultimus is registered as a transfer agent with the SEC.

Prior to August 9, 2010, Ultimus, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, served as the administrator and fund accountant of the Fund.  As administrator, Ultimus supplied non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  Ultimus supervised the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.  As fund accountant, Ultimus calculated the net asset value per share of the Fund and provided information necessary to prepare the Fund’s financial statements and tax returns.  For the performance of these administrative and fund accounting services, the ISI Fund Complex paid Ultimus a fee at the annual rate of 0.10% of the average value of its aggregate daily net assets up to $500 million, 0.075% of such assets from $500 million to $1 billion and 0.06% of such assets in excess of $1 billion, subject to a minimum fee of $500,000 per year.  Such fee was allocated among all of the funds in the ISI Fund Complex in direct proportion to their relative net assets.

Administration and fund accounting fees paid by the Fund to Ultimus for the period of November 1, 2009 to August 8, 2010 were $103,491.

DISTRIBUTION OF FUND SHARES

Distribution Agreement and Rule 12b-1 Plan

ISI Group serves as principal underwriter of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”) effective April 1, 1997, as amended from time to time. The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of ISI.  The address of ISI Group is 666 Fifth Avenue, 11th Floor, New York, NY 10103.  R. Alan Medaugh, Edward S. Hyman, Nancy R. Lazar and Stephen V. Killorin are affiliates of both the Fund and ISI Group.

The Distribution Agreement provides that ISI Group, on behalf of the Fund, will: (i) provide the Board for its review with quarterly reports required by Rule 12b-1; and (ii) take all actions deemed necessary to carry into effect the distribution of the Shares.

ISI Group continually distributes Shares but has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services provided by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, negligence, or reckless disregard of duty.

The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined in the section "Capital Shares") or upon 60 days’ written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors. The votes must be cast in person at a meeting specifically called for such purpose. The Distribution Agreement was most recently approved by the Board, including a majority of the Independent Directors, on September 24, 2012.

 ISI Group has entered into Agency Distribution and Shareholder Servicing Agreements (“Agency Agreements”) with Participating Dealers under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency

Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

In addition, the Fund may enter into Shareholder Servicing Agreements with certain banks and other financial institutions to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services.

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Shares.  The amount and applicability of such fee is determined by each individual dealer and disclosed to its customers.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

The Distributor, the Advisor or their affiliates may, from their own assets, make cash payments to some, but not all, Participating Dealers, Shareholder Servicing Agents or other financial intermediaries for shareholder services, as an incentive to sell shares of the Fund and/or promote retention of their customers’ assets in the Fund.   These payments, sometimes referred to as “revenue sharing,” do not change the price paid by shareholders to purchase the Fund’s Shares or the amount the Fund receives as proceeds from such sales.  Revenue sharing payments may be made to Participating Dealers, Shareholder Servicing Agents and other financial intermediaries that provide services to the Fund or to shareholders of the Fund, including shareholder servicing, transaction processing, recordkeeping, sub-accounting and other administrative services.  Revenue sharing payments may also be made to Participating Dealers, Shareholder Servicing Agents or other financial intermediaries for inclusion of the Fund on preferred or recommended lists and for granting the Distributor or its affiliates, access to sales meetings, sales representatives and management representatives of the Participating Dealers, Shareholder Servicing Agents or other financial intermediaries.  These fees may be in addition to any distribution, administrative or shareholder servicing fees or other fees or charges paid from the Fund’s assets to these Participating Dealers, Shareholder Servicing Agents or other financial intermediaries or by shareholders directly.

Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Distribution and Shareholder Service Plan (the "Plan"). Under the Plan, the Fund pays a fee to ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents.  The Plan will remain in effect from year to year if it is specifically approved at least annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors, on September 24, 2012.

In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan is a core component of the ongoing distribution of the Shares.  The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Plan without the approval of the Fund’s shareholders. The Plan may be terminated at any time without penalty, by a vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Shares.

During the operation of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to any Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the operation of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors.

Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, as appropriate, with respect to Shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of its Shares is less than 0.25% of the Fund’s average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the

Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plan, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to Participating Dealers, Shareholder Servicing Agents and other sales personnel; and interest, carrying or other financing charges.

As compensation for providing distribution and related administrative services as described above, the Fund pays ISI Group a monthly fee equal to the annual rate of 0.25% of the Fund’s average daily net assets. The Distributor may allocate up to all of its fees to Participating Dealers and Shareholder Servicing Agents.  Mr. Hyman and Ms. Lazar have a financial interest in the Plan due to their ownership interests in the Distributor.

During the fiscal year ended October 31, 2012, the Fund paid $205,521 in distribution and shareholder service expenses under the Plan.

Receipt and Retention of Sales Charges

The offering price of Shares includes the relevant sales charge.  The commission retained by the Distributor is the sales charge less the reallowance paid to Participating Dealers.  Normally, reallowances are paid to Participating Dealers as indicated in the following table.

	Sales Charge as a % of
Amount of Purchase	Offering Price	Reallowance
Less than $100,000	3.00%	2.75%
$100,000 - $249,999	2.50%	2.25%
$250,000 - $499,999	2.00%	1.75%
$500,000 - $999,999	1.50%	1.25%
$1,000,000 - $1,999,999	0.75%	0.75%
$2,000,000 - $2,999,999	0.50%	0.50%
$3,000,000 and over	None	None

During the last three fiscal years, the Distributor received the following sales charges on sales of Shares, and from such sales charges, the Distributor retained the following commissions:

Fiscal Years Ended October 31,
2012		2011		2010
Received	Retained	Received	Retained	Received	Retained
$23,087	$4,674	$58,166	$18,962	$53,088	$6,710

Expenses Borne by the Fund

Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers’ commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and SAIs of the Fund and supplements thereto to the shareholders; all expenses of shareholders’ and Board meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel (including counsel to the Independent Directors) or independent accountants in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ISI Group or State Street.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC.  Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period).  Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC within 60 days of the end of such period.  You may request a copy of the Fund’s latest annual and semi-annual reports to shareholders by contacting the Fund’s transfer agent at One Lincoln Street, Boston, Massachusetts 02111, or at (800) 882-8585.  You may also obtain a copy of the Fund’s latest Form N-Q by accessing the SEC’s website at www.sec.gov.

The Board has authorized disclosure of the Fund’s nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release.  The Advisor and State Street, the Fund’s administrator, transfer agent and custodian, have regular and continuous access to the Fund’s portfolio holdings.  In addition, the Distributor and the officers of the Fund, as well as proxy voting services, may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis.  The Fund’s independent registered public accounting firm receives nonpublic portfolio holding information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to the Fund’s nonpublic portfolio holdings information on an as needed basis.  The Directors and legal counsel to the Fund and to the Independent Directors may receive information on an as needed basis.  Mailing services, financial printers and typesetters receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.  The Board may authorize additional disclosure of the Fund’s portfolio holdings.

    The Fund’s Chief Compliance Officer may approve other arrangements under which information relating to portfolio securities held by the Fund or purchased or sold by the Fund is disclosed to any shareholder or other person.  The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund.  The Chief Compliance Officer shall inform the Board of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board following such approval.

No compensation is paid to the Fund nor, to the Fund’s knowledge, paid to the Advisor or any other person in connection with the disclosure of the Fund’s portfolio holdings. The Codes of Ethics of the Fund, the Advisor and the Distributor are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings.  The Fund’s service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

The Fund’s portfolio holdings disclosure policy is periodically reviewed by the Board.  In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the Chief Compliance Officer will make an annual report to the Board.  In addition, the Board will receive any interim reports that the Chief Compliance Officer may deem appropriate.  Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Advisor, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

BROKERAGE

ISI is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.

Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to broker-dealers serving as market makers usually includes a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter.

ISI’s primary consideration in effecting securities transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, ISI may, in its discretion, effect transactions with broker-dealers that furnish statistical or other research information or services which ISI deems to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ISI for clients other than the Fund.  Similarly, any research services received by ISI through placement of portfolio transactions for other clients may be of value to ISI in fulfilling its obligations to the Fund.

No specific value can be determined for research and statistical services furnished without cost to ISI by a broker-dealer. ISI is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ISI’s research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of ISI’s investment advice. In over-the-counter transactions, ISI will not pay any commission or other remuneration for research services. ISI’s policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ISI’s opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Board, ISI is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions does not apply to transactions effected on a principal basis.

ISI manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. ISI may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

The Fund paid no brokerage commissions during the past three fiscal years. During the past fiscal year the Fund did not acquire any securities of its “regular broker dealers”.

CAPITAL SHARES

Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share.  The Fund’s Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval.  The Fund currently has one class of Shares: ISI Total Return U.S. Treasury Fund Shares.  All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, each series will be treated as a separate entity. Generally, each class of shares issued by a particular series will be identical to every other class, and expenses (other than 12b-1 fees and any applicable service fees) are prorated among all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

Shareholders of the Fund do not have cumulative voting rights and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

The Fund's By-Laws provide that any Director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

There are no preemptive or conversion rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

As used in this SAI, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent registered public accounting firm.

COMPLIANCE SERVICES

EJV Financial Services, LLC provides compliance support services and the Chief Compliance Officer to the Fund.  Edward J. Veilleux, Vice President and Chief Compliance Officer of the Fund, is also a principal of EJV Financial Services, LLC.  During the fiscal years ended October 31, 2012, 2011 and October 31, 2010 the Fund paid compliance fees of $15,476, $24,937, and $19,655 respectively, to EJV Financial Services, LLC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The annual financial statements of the Fund are audited by its independent registered public accounting firm, BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103.

LEGAL MATTERS

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To Fund management's knowledge, as of February 1, 2013, no shareholder owned beneficially or of record 5% or more of the outstanding Shares of the Fund.

In addition, to Fund management's knowledge, as of February 1, 2013, the Fund’s Directors and officers as a group owned less than 1% of the outstanding Shares of the Fund.

PORTFOLIO TURNOVER

The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

The following table reflects the Fund's portfolio turnover rates during the last three fiscal years:

Fiscal Years Ended October 31,
2012	2011	2010
52%	51%	44%

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by BBD, LLP, are incorporated herein by reference to the Fund's Annual Report for the year ended October 31, 2012.

PART C
OTHER INFORMATION

ITEM 28.  EXHIBITS

(a)(1)
Articles of Incorporation — Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996

(a)(2)
Articles Supplementary to Articles of Incorporation dated December 18, 1991 — Incorporated  by reference to Exhibit (1)(b) to Post-Effective Amendment No. 13 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 950116-96-000097) on February 26, 1996

(a)(3)
Articles Supplementary to Articles of Incorporation dated December 15, 1993 — Incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 13 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 950116-96-000097) on February 26, 1996

(a)(4)
Articles Supplementary to Articles of Incorporation dated December 31, 1994 — Incorporated  by reference to Exhibit (1)(d) to Post-Effective Amendment No. 13 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 950116-96-000097) on February 26, 1996

(a)(5)
Articles Supplementary to Articles of Incorporation dated October 23, 1998 — Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 950116-98-002534) on December 30, 1998

(a)(6)
Articles of Amendment to Articles of Incorporation dated April 5, 2001 — Incorporated  by reference to Exhibit (a)(2) to Post-Effective Amendment No. 21 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001004402-03-000161) on February 28, 2003

(b)
Amended and Restated By-Laws dated September 23, 2010 — Incorporated  by reference to Exhibit (b) to Post-Effective Amendment No. 31 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001398344-11-000442) on February 28, 2011

(c)	Instruments Defining Rights of Securities Holders — Incorporated by reference to Articles of Incorporation and Bylaws of Registrant, previously filed via EDGAR

(d)
Investment Advisory Agreement between Registrant and International Strategy & Investment Inc. — Incorporated by reference to Exhibit (5) to Post-Effective Amendment No. 13 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-96-000097) on February 26, 1996

(e)(1)	Amended and Restated Distribution Agreement between Registrant and International Strategy & Investment Group LLC — Filed herewith as Exhibit (e)(1)

(e)(2)	Form of Agency Distribution and Shareholder Servicing Agreement — Filed herewith as Exhibit (e)(2)

(f)	Bonus or Profit Sharing Contracts — None

(g)
Master Custody Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Incorporated  by reference to Exhibit (g)(1) to Post-Effective Amendment No. 31 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001398344-11-000442) on February 28, 2011

(g)(1)
Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Incorporated  by reference to Exhibit (g)(2) to Post-Effective Amendment No. 31 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001398344-11-000442) on February 28, 2011

(g)(2)
Supplement to Transfer Agency and Service Agreement with respect to Rule 22c-2 between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Incorporated  by reference to Exhibit (g)(3) to Post-Effective Amendment No. 31 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001398344-11-000442) on February 28, 2011

(g)(3)
Supplement to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Incorporated  by reference to Exhibit (g)(4) to Post-Effective Amendment No. 31 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001398344-11-000442) on February 28, 2011

(g)(4)
Amendment Number 1 to Transfer Agency and Service Agreement dated March 16, 2011 — Incorporated  by reference to Exhibit (g)(5) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001398344-12-000684) on February 24, 2012

(g)(5)	Amended and Restated Supplement to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 — Filed herewith as Exhibit (g)(6)

(h)
Amended and Restated Master Administration Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010 —  Incorporated  by reference to Exhibit (h)(3) to Post-Effective Amendment No. 31 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001398344-11-000442) on February 28, 2011

(i)(1)	Opinion of Counsel — Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement, filed via EDGAR on February 29, 2000

(i)(2)	Consent of Counsel — Filed herewith as Exhibit (i)(2)

(j)	Consent of Independent Registered Public Accounting Firm — Filed herewith as Exhibit (j)

(k)	Omitted Financial Statements — None

(l)
Subscription Agreements re: initial capital — Incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 13 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 950116-96-000097) on February 26, 1996

(m)
Distribution and Shareholder Service Plan — Incorporated by reference to Exhibit (m)(1) to Post Effective Amendment No. 25 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001275125-06-000082) on February 28, 2006

(n)	Multi-Class Rule 18f-3 Plan — None

(o)	Reserved

(p)(1)
Registrant’s Amended and Restated Code of Ethics — Incorporated  by reference to Exhibit (p)(1)(i) to Post-Effective Amendment No. 31 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001398344-11-000442) on February 28, 2011

(p)(2)
International Strategy & Investment Inc.’s Code of Ethics — Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000235 on February 28, 2008

(p)(3)
 International Strategy & Investment Group Inc.’s Code of Ethics —  Incorporated by reference to Exhibit (p)(3) to    Post-Effective Amendment No. 27 to Registrant’s Registration Statement, filed via EDGAR (Accession No. 0001111830-08-000235 on February 28, 2008

(q)	Powers of Attorney — Filed herewith as Exhibit (q)

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. may be deemed to be under the common control with the Registrant as they share the same investment advisor, International Strategy & Investment Inc., a Delaware corporation.

ITEM 30.  INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (a)(1) to this Registration Statement, provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of  expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested directors of the Registrant, or an independent legal counsel in a written opinion, based on review of readily available facts.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

The following chart reflects the directors and officers of International Strategy & Investment Inc. ("ISI"), the Registrant’s investment advisor, including their business connections during the past two years which are of a substantial nature. The address of ISI is 666 Fifth Avenue, 11th Floor, New York, NY  10103 and, unless otherwise indicated below, that address is the principal business address of any other company with which the directors and officers are connected.

NAME	ISI TITLE	OTHER BUSINESS CONNECTIONS
Edward S. Hyman, Jr.	Chairman, Treasurer and Assistant Secretary	Chairman, Treasurer and Assistant Secretary of International Strategy & Investment Group LLC
R. Alan Medaugh	President	Director of International Strategy & Investment Group LLC
Nancy Lazar	Vice Chairman, Secretary and Assistant Treasurer	Vice Chairman, Secretary and Assistant Treasurer of International Strategy & Investment Group LLC
James E. Moltz	Vice Chairman	None
Stephen V. Killorin	Chief Financial Officer, Chief Compliance Officer and Executive Managing Director	Executive Managing Director/Chief Financial Officer and Chief Compliance Officer of International Strategy & Investment Group LLC

ITEM 32.  PRINCIPAL UNDERWRITERS

(a)
International Strategy & Investment Group LLC (the “Underwriter”) also acts as the principal underwriter for ISI Strategy Fund, Inc. Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., other registered investment companies.

(b)	The directors and officers of the Underwriter hold the following positions with the Registrant.

NAME	POSITION WITH UNDERWRITER	POSITION WITH REGISTRANT
Edward S. Hyman, Jr.	Chairman/Director	Senior Economic Advisor
Vinayak Singh	President	None
R. Alan Medaugh	Director	President and Director
Nancy R. Lazar	Vice Chairman/Secretary/Director	Vice President
Stephen V. Killorin	Executive Managing Director/Chief Financial Officer/Chief Compliance Officer	Vice President and Treasurer

The address of the Underwriter and each of the individuals in the table above is 666 Fifth Avenue, 11th Floor, New York, NY  10103.

(c)	Not applicable.

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS

International Strategy & Investment Inc., 666 Fifth Avenue, 11th Floor, New York, NY 10103, maintains physical possession of each such account, book or other document of the Registrant, except for those maintained by the Registrant's custodian, State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111; or by the Registrant's administrator, State Street, 4 Copley Place, 5th floor, Boston, MA 02116, or by the Registrant’s transfer agent, dividend disbursing agent and accounting services provider, State Street, 200 Clarendon Street, 16th Floor, Boston, MA 02116.

In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and State Street each maintain physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of the Registrant’s shares, and State Street maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

ITEM 34.  MANAGEMENT SERVICES

None.

ITEM 35.  UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”), as amended, and the Investment Company Act of 1940, as amended, the Registrant, Total Return U.S. Treasury Fund, Inc. (the “Fund”) certifies that it meets all of the requirements for effectiveness of this amendment to the Fund’s registration statement under Rule 485(b) under the 1933 Act to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on February 28, 2013.

TOTAL RETURN U.S. TREASURY FUND, INC.

By:	/s/ R. Alan Medaugh
R. Alan Medaugh, President

 Pursuant to the requirements of the 1933 Act, this Registration Statement for Total Return U.S. Treasury Fund, Inc. has been signed below by the following persons in the capacities on the date(s) indicated:

Signature	Title	Date

/s/ R. Alan Medaugh	Director and President	February 28, 2013
R. Alan Medaugh	(Principal Executive Officer)

/s/ Stephen V. Killorin	Treasurer (Principal Financial	February 28, 2013
Stephen V. Killorin	and Accounting Officer)

*	Chairman and Director	February 28, 2013
Louis E. Levy

*	Director	February 28, 2013
W. Murray Jacques

*	Director	February 28, 2013
Edward A. Kuczmarski

/s/Carl Frischling
Attorney-in-Fact*
February 28, 2013

INDEX TO EXHIBITS

Item 28(e)(1)	Amended and Restated Distribution Agreement between Registrant and International Strategy & Investment Group LLC

Item 28(e)(2)	Form of Agency Distribution and Shareholder Servicing Agreement

Item 28(g)(6)	Amended and Restated Supplement to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated July 1, 2010

Item 28(i)(2)	Consent of Counsel

Item 28(j)	Consent of Independent Registered Public Accounting Firm

Item 28(q)	Powers of Attorney